UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2009

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                      000-50962               59-3764686
           -------                      ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFCIERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On May 22, 2009, Dawna R. Miller resigned as Senior Vice President and Chief Financial Officer of Atlantic Coast Federal Corporation (the "Company"), its mutual holding company parent, Atlantic Coast Federal, MHC (the "MHC") and its wholly owned subsidiary, Atlantic Coast Bank (the "Bank"), to pursue other opportunities.

(c) On May 22, 2009, the Company appointed Thomas B. Wagers, Sr., age 52, Senior Vice President and Chief Financial Officer of the Company, the MHC and the Bank. Mr. Wagers was formerly Chief Operating Officer of the Bank. In connection with the appointment of Mr. Wagers to the post of Senior Vice President and Chief Financial Officer, he will relinquish most of his prior responsibilities as Chief Operating Officer. Day-to-day oversight of the Company's marketing and human resource functions will return to President and Chief Executive Officer Robert J. Larison, Jr., while Carl W. Insel, Executive Vice President - Commercial Lending, will resume responsibility for the retail branch network.

     Mr. Wagers has served as Chief Operating Officer of the Bank since his appointment in December 2006 and previously served as Vice President of Finance beginning in June 2004. Prior to joining the Bank, Mr. Wagers, who is a Certified Public Accountant, was an independent accounting consultant from August 2002 until May 2004 and also was in various senior financial positions with Barnett Banks of Florida for 12 years. Including his time with the Company, Mr. Wagers has approximately 17 years of banking experience.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC COAST FEDERAL CORPORATION


Date:  May 26, 2009                    By: /s/ Robert J. Larison, Jr.
                                           -------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                          (Duly Authorized Representative)